Exhibit 99.2

• The U . S . automobile SAAR figure for January 2018 came in at 17 . 07 M units, down from 17 . 34 M units in January 2017 . • TMNA reported January 2018 sales of 167 , 056 units . With one more selling day in January 2018 compared to January 2017 , sales were up 16 . 8 % on a volume basis and up 12 . 1 % on a daily selling rate (DSR) basis . • Lexus posted January 2018 sales of 17 , 914 units, up 15 % from January 2017 on a volume basis, and up 10 . 4 % on a DSR basis . • North American production as a percentage of U . S . sales for January 2018 was 69 . 6% , down from 71 . 2 % in January 2017 . Source: Toyota, Bloomberg, Ward’s Automotive Group TMS monthly results include fleet sales volume ‡ “Other” consists of Central and South America, Oceania, Africa and the Middle East Source : TMC company filings . TOYOTA MOTOR NORTH AMERICA (TMNA) INC . MONTHLY RESULTS TOYOTA MOTOR CORPORATION (TMC) FINANCIAL RESULTS Toyota Business Highlights Q3FY2018 Production (units) Q3 FY2017 Q3 FY2018 Japan 1,013 1,100 North America 494 459 Europe 175 178 Asia 434 413 Other‡ 124 116 Sales (units) Q3 FY2017 Q3 FY2018 Japan 534 552 North America 745 735 Europe 233 237 Asia 428 404 Other‡ 340 361 Units in thousands 0 50 100 150 200 250 300 6 8 10 12 14 16 18 20 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Toyota U.S. Light Vehicle Sales (units in thousands) Seasonally Adjusted Annual Rate (units in millions) U.S. Light Vehicle Seasonally Adjusted Annual Rate (SAAR) and Toyota Motor Sales (TMS), U.S.A. Inc. Sales January 2013 - January 2018 149,142 17,914 Toyota Motor Sales (TMS) U.S.A. Inc. January 2018 Vehicle Sales Toyota Division Lexus Division Jan-17 Jan-18 Jan-17 Jan-18 CAMRY 20,313 24,638 RAV4 22,155 26,655 HIGHLANDER 12,656 15,484 COROLLA 21,567 21,407 TACOMA 12,509 16,712 Toyota U.S. January '17 Vehicle Sales - Toyota Division Top 5 Models Jan-17 Jan-18 Jan-17 Jan-18 RX 5,520 6,738 NX 2,964 4,205 ES 2,171 2,640 GX 1,418 1,589 IS 1,423 1,447 Toyota U.S. January '17 Vehicle Sales - Lexus Division Top 5 Models Yen in millions TMC consolidated financial performance Q3 FY2017 Q3 FY2018 Net Revenues ¥7,084,187 ¥7,605,767 Operating Income 438,586 673,645 Net Income attributable to TMC 486,531 941,849 TMC Consolidated Balance Sheet Current Assets ¥17,833,695 ¥18,504,632 Noncurrent finance receivables, net 9,012,222 9,836,902 Total Investments and other assets 11,707,160 12,411,604 Property, plant and equipment, net 10,197,109 10,463,324 Total Assets ¥48,750,186 ¥51,216,462 Liabilities ¥30,081,233 ¥31,046,071 Mezzanine equity 485,877 488,902 Shareholders' equity 18,183,076 19,681,489 Total Liabilities and Shareholders' Equity ¥48,750,186 ¥51,216,462 Operating Income (Loss) by geographic region Yen in billions Japan ¥209 ¥471 North America 71 33 Europe 18 23 Asia 125 124 Other‡ 24 33 Inter-segment elimination and/or unallocated amount (8) (10)

TOYOTA MOTOR CREDIT CORPORATION (TMCC) FINANCIAL RESULTS • Our consolidated net income was $ 3 , 358 million and $ 3 , 076 million for the first nine months and third quarter of fiscal 2018 , respectively , compared to net income of $ 358 million and a net loss of $ 46 million for the same periods in fiscal 2017 . The increase in net income for the third quarter of fiscal 2018 compared to the same period in fiscal 2017 was primarily due to a $ 2 , 792 million increase in the benefit for income taxes attributable to the enactment of the Tax Cuts and Jobs Act of 2017 (TCJA) which reduced our federal statutory tax rate . In addition, our net income for the third quarter of fiscal 2018 compared to the same period in fiscal 2017 was also favorably impacted by a $ 273 million decrease in interest expense, and a $ 169 million increase in total financing revenues, partially offset by a $ 154 million decrease in realized gains, net on investments in marketable securities . • We recorded a provision for credit losses of $ 108 million and $ 183 million for the third quarter of fiscal 2018 and fiscal 2017 , respectively . The decrease in the provision for credit losses for the third quarter of fiscal 2018 as compared to the same period in fiscal 2017 was attributable to favorable credit loss experience as well as an increased focus on early and late stage collection activities . • Our delinquencies increased to 0 . 43 percent at December 31 , 2017 compared to 0 . 27 percent at March 31 , 2017 and 0 . 38 percent at December 31 , 2016 . The increase in our delinquencies from March 31 , 2017 to December 31 , 2017 is primarily due to seasonality and the impact of a recent focus on late stage collection activities . Changes in the economy that impact the consumer such as increasing interest rates, and a rise in the unemployment rate as well as higher debt balances, coupled with deterioration in actual and expected used vehicle values, could result in increases to our credit losses . 1 TMCC market share represents the percentage of total domestic TMS sales of new Toyota and Lexus vehicles financed by us, excluding sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor * TMCC consumer portfolio includes TMCC and its consolidated subsidiaries SHORT - TERM FUNDING PROGRAMS • Toyota Motor Credit Corporation (TMCC ) ‡ , Toyota Credit de Puerto Rico Corp . (TCPR), Toyota Credit Canada Inc . (TCCI )†, Toyota Finance Australia Limited ( TFA )† and Toyota Motor Finance (Netherlands) B . V . ( TMFNL )† maintain direct relationships with institutional commercial paper investors through TMCC’s Sales & Trading team , providing each access to a variety of domestic and global markets through five, distinct 3 (a)(3) programs . • TMCC ‡ commercial paper outstanding under our commercial paper programs ranged from approximately $ 25 . 3 billion to $ 28 . 3 billion during the quarter ended December 31 , 2017 , with an average outstanding balance of $ 27 . 0 billion . As of December 31 , 2017 , our commercial paper had a weighted average remaining maturity of 77 days . † TCCI, TFA, TMFNL and TMCC are subsidiaries of Toyota Financial Services Corporation, a wholly - owned subsidiary of Toyota Motor Corporation ‡ TMCC consolidated financial liabilities include TMCC and its consolidated subsidiaries, which includes TCPR LET’S GO PLACES As of December 31 , 2017 , we substantially completed the process of moving our corporate headquarters operations from Torrance, California to Plano, Texas as part of Toyota Motor Corporation’s consolidation of its three North American headquarters for manufacturing, sales and marketing, and finance operations to a single new headquarters facility . Forward looking statements are subject to risks and uncertainties that could cause actual results to fall short of current ex pec tations. Toyota and its affiliates discuss these risks and uncertainties in filings they make with the Securities and Exchan ge Commission. This presentation does not constitute an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus a nd related documentation . The Sales & Trading team engages in direct dialogue with institutional investors delivering a variety of fixed income products to meet our clients’ investment objectives and risk tolerances . We focus on providing simple, personal, and proactive service in the execution of all trades . Sales and Trading Contacts Jeffrey DeSilva | Region Manager (469) 486 - 6759 jeffrey.desilva@toyota.com Norman Brem | Funding & Liquidity Analyst (469) 486 - 6760 norman.brem@toyota.com James J Kim | Funding & Liquidity Analyst (469) 486 - 5960 james.kim@toyota.com Nicholas Ro, CFA | National Manager (469) 786 - 8961 nicholas.ro@toyota.com Jason Kelley | Region Manager (469) 486 - 5301 jason.kelley@toyota.com Andrew Huang, CFA | Funding & Liquidity Analyst (469) 786 - 8219 andrew.huang@toyota.com Peter T Pang | Funding & Liquidity Analyst (469) 486 - 5244 peter.pang@toyota.com 59.1% 61.5% Q3 FY2017 Q3 FY2018 TMCC - Market Share 1 Q3 FY2017 Q3 FY2018 62.8% 27.1% 88.9% 68.5% 8.6% 93.3% 0% 20% 40% 60% 80% 100% New retail contracts Used retail contracts Lease contracts TMCC - Percentage of Contracts Subvened Q3 FY2017 Q3 FY2018 164 70 126 165 58 120 0 100 200 New retail contracts Used retail contracts Lease contracts units in thousands TMCC - Vehicle Financing Volume Q3 FY2017 Q3 FY2018 0.00% 0.25% 0.50% Q3 FY2014 Q3 FY2015 Q3 FY2016 Q3 FY2017 Q3 FY2018 TMCC - Consumer Portfolio Credit Performance* Net charge-offs as a percentage of average gross earning assets Aggregate balances for accounts 60 or more days past due as a percentage of gross earning assets TMCC Financial Performance Q3 FY2017 Q3 FY2018 Total financing revenues $2,537 $2,706 Income (Loss) before income taxes (75) 255 Net Income (Loss) (46) 3,076 Debt-to-Equity Ratio 10.0x 7.7x U.S. dollars in millions 29.0 28.0 54.1 56.7 13.0 13.7 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 12/31/2016 12/31/2017 Amount ($billions) TMCC Consolidated Financial Liabilities Comparison Secured notes & loans payable Unsecured notes & loans payable Commercial Paper